UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2019

Majesco

(Exact Name of Registrant as Specified in its Charter)

California	001-37466	77-0309142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 Mount Kemble Ave, Suite 110C, Morristown, NJ 07960

(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code (973) 461-5200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 1, 2019, Majesco Software and Solutions India Pvt. Ltd. (“MSSIPL”), a subsidiary of Majesco, entered into the Business Transfer Agreement (the “Transfer Agreement”) with Majesco Limited, Majesco’s controlling shareholder, which had been previously approved by the Audit Committee of the Board of Directors of Majesco as previously disclosed on March 18, 2019.

Pursuant to the Transfer Agreement, MSSIPL will purchase all of Majesco Limited’s insurance software business in India in a slump sale transaction, which will include, among other things, Majesco Limited’s customer contracts and certain employees servicing this business, for a total value of approximately 243,745,000 Indian Rupees (approximately US$3.5 million). The transaction will not include real estate properties of Majesco Limited used in the business which will continue to be rented by MSSIPL from Majesco Limited. The Transfer Agreement contains customary representations and warranties and indemnities. The consummation of the transfer is subject to customary conditions, including approval by the shareholders of Majesco Limited, and is expected to occur on May 1, 2019.

The foregoing description of the Transfer Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Transfer Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Report.

Exhibit No.
10.1*	Business Transfer Agreement, dated as of April 1, 2019, by and between Majesco Limited and Majesco Software and Solutions India Pvt. Ltd.

*	Schedules or similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Majesco agrees to furnish supplementally a copy of any such omitted schedules or attachments to the SEC upon request; provided, however, that Majesco may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any schedule or attachment so furnished.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Majesco

By:	/s/ Farid Kazani
Farid Kazani, Chief Financial Officer

Date: April 4, 2019

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